EXHIBIT 15.7

CONSENT OF AUTHOR

(Pierre Desautels, P.Geo., of AGP Mining Consultants Inc., with an office at
132 Commerce Park Drive, Suite 246, Barrie, ON, L4N 0Z7)

To:   PolyMet Mining Corp.
United States Securities and Exchange Commission

Re:   PolyMet Mining Corp.’s Incorporation by Reference of the “Updated NI 43-101 Technical Report on the NorthMet Deposit, Minnesota, USA” with effective date January 14, 2013 and inclusion of references to the Technical Report in the Company’s Form 20-F for the year ended January 31, 2015.

         I, Pierre Desautels, P.Geo., consent to the incorporation by reference of extracts of the Technical Report entitled “Updated NI 43-101 Technical Report on the NorthMet Deposit, Minnesota, USA” with effective date January 14, 2013 and inclusion of references to the Technical Report in the Company’s Form 20-F for the year ended January 31, 2015.

         I consent to extracts from, or a summary of, the Technical Report in Item 4D(e), 4D(f) and 4D(g) (the “relevant sections”) of PolyMet Mining Corp.’s 20-F filing with the Securities and Exchange Commission, for the year ended January 31, 2015.

         I confirm that I have read the relevant sections of the Form 20-F filing for PolyMet Mining Corp. for the year ended January 31, 2015 and that it fairly and accurately represents the information in the Technical Report that supports the disclosure.

Dated this 21st day of April, 2015.	/s/ Pierre Desautels
Name: Pierre Desautels, P.Geo.

EXHIBIT 15.7

CONSENT OF AUTHOR

(Gordon Zurowski, P.Eng., of AGP Mining Consultants Inc., with an office at
132 Commerce Park Drive, Suite 246, Barrie, ON, L4N 0Z7)

To:   PolyMet Mining Corp.
United States Securities and Exchange Commission

Re:   PolyMet Mining Corp.’s Incorporation by Reference of the “Updated NI 43-101 Technical Report on the NorthMet Deposit, Minnesota, USA” with effective date January 14, 2013 and inclusion of references to the Technical Report in the Company’s Form 20-F for the year ended January 31, 2015.

         I, Gordon Zurowski, P.Eng., consent to the incorporation by reference of extracts of the Technical Report entitled “Updated NI 43-101 Technical Report on the NorthMet Deposit, Minnesota, USA” with effective date January 14, 2013 and inclusion of references to the Technical Report in the Company’s Form 20-F for the year ended January 31, 2015.

         I consent to extracts from, or a summary of, the Technical Report in Item 4D(e), 4D(f) and 4D(g) (the “relevant sections”) of PolyMet Mining Corp.’s 20-F filing with the Securities and Exchange Commission, for the year ended January 31, 2015.

         I confirm that I have read the relevant sections of the Form 20-F filing for PolyMet Mining Corp. for the year ended January 31, 2015 and that it fairly and accurately represents the information in the Technical Report that supports the disclosure.

Dated this 21st day of April, 2015.	/s/ Gordon Zurowski
Name: Gordon Zurowski, P.Eng.

EXHIBIT 15.7

CONSENT OF AUTHOR

(Karl D. Everett, P.E., of Foth, with an office at
Eagle Point II, 8550 Hudson Blvd. North, Suite 105, Lake Elmo, MN 55042)

To:   PolyMet Mining Corp.
United States Securities and Exchange Commission

Re:   PolyMet Mining Corp.’s Incorporation by Reference of the “Updated NI 43-101 Technical Report on the NorthMet Deposit, Minnesota, USA” with effective date January 14, 2013 and inclusion of references to the Technical Report in the Company’s Form 20-F for the year ended January 31, 2015.

         I, Karl D. Everett, P.E., consent to the incorporation by reference of extracts of the Technical Report entitled “Updated NI 43-101 Technical Report on the NorthMet Deposit, Minnesota, USA” with effective date January 14, 2013 and inclusion of references to the Technical Report in the Company’s Form 20-F for the year ended January 31, 2015.

         I consent to extracts from, or a summary of, the Technical Report in Item 4D(g) (the “relevant section”) of PolyMet Mining Corp.’s 20-F filing with the Securities and Exchange Commission, for the year ended January 31, 2015.

         I confirm that I have read the relevant sections of the Form 20-F filing for PolyMet Mining Corp. for the year ended January 31, 2015 and that it fairly and accurately represents the information in the Technical Report that supports the disclosure.

Dated this 21st day of April, 2015.	/s/ Karl D. Everett
Name: Karl D. Everett, P.E.

EXHIBIT 15.7

CONSENT OF AUTHOR

(David Dreisinger, Ph.D., P.Eng., of Dreisinger Consulting Inc., with an office at
5233 Bentley Crescent, Delta, BC, V4K4K2)

To:   PolyMet Mining Corp.
United States Securities and Exchange Commission

Re:   PolyMet Mining Corp.’s Incorporation by Reference of the “Updated NI 43-101 Technical Report on the NorthMet Deposit, Minnesota, USA” with effective date January 14, 2013 and inclusion of references to the Technical Report in the Company’s Form 20-F for the year ended January 31, 2015.

         I, David Dreisinger, Ph.D., P.Eng., consent to the incorporation by reference of extracts of the Technical Report entitled “Updated NI 43-101 Technical Report on the NorthMet Deposit, Minnesota, USA” with effective date January 14, 2013 and inclusion of references to the Technical Report in the Company’s Form 20-F for the year ended January 31, 2015.

         I consent to extracts from, or a summary of, the Technical Report in Item 4D(e), 4D(f) and 4D(g) (the “relevant sections”) of PolyMet Mining Corp.’s 20-F filing with the Securities and Exchange Commission, for the year ended January 31, 2015.

         I confirm that I have read the relevant sections of the Form 20-F filing for PolyMet Mining Corp. for the year ended January 31, 2015 and that it fairly and accurately represents the information in the Technical Report that supports the disclosure.

Dated this 21st day of April, 2015.	/s/ David Dreisinger
Name: David Dreisinger, Ph.D., P. Eng

EXHIBIT 15.7

CONSENT OF AUTHOR

(William Murray, P.Eng, of Optimum Project Services Ltd., with an office at
6440 Gibbons Drive, Richmond, B.C., V7C 2E1)

To:   PolyMet Mining Corp.
United States Securities and Exchange Commission

Re:   PolyMet Mining Corp.’s Incorporation by Reference of the “Updated NI 43-101 Technical Report on the NorthMet Deposit, Minnesota, USA” with effective date January 14, 2013 and inclusion of references to the Technical Report in the Company’s Form 20-F for the year ended January 31, 2015.

         I, William Murray, P.Eng., consent to the incorporation by reference of extracts of the Technical Report entitled “Updated NI 43-101 Technical Report on the NorthMet Deposit, Minnesota, USA” with effective date January 14, 2013 and inclusion of references to the Technical Report in the Company’s Form 20-F for the year ended January 31, 2015.

         I consent to extracts from, or a summary of, the Technical Report in Item 4D(e), 4D(f) and 4D(g) (the “relevant sections”) of PolyMet Mining Corp.’s 20-F filing with the Securities and Exchange Commission, for the year ended January 31, 2015.

         I confirm that I have read the relevant sections of the Form 20-F filing for PolyMet Mining Corp. for the year ended January 31, 2015 and that it fairly and accurately represents the information in the Technical Report that supports the disclosure.

Dated this 21st day of April, 2015.	/s/ William Murray
Name: William Murray, P.Eng